Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2018
Employee Defined Contribution Plan
Employee Defined Contribution Plan

NOTE 10. EMPLOYEE DEFINED CONTRIBUTION PLAN

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries and VIEs of the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The employee benefits were expensed as contribution was made. The Company has no legal obligation for the benefits beyond the contributions made. The total amounts for such contributions were approximately $1,317,484, $237,531 and $146,429 for the years ended December 31, 2018, 2017 and 2016, respectively.